(logo) Cohen Financial

February 27, 2019 and August 23, 2019

REPORT ON ASSERTION OF COMPLIANCE WITH APPLICABLE SECURITIES AND

EXCHANGE COMMISSION' S REGULATION AB SERVICING CRITERIA

For the calendar year ending December 31, 2018, Cohen Financial, a division of SunTrust Bank, Inc. ("Cohen Financial") has been a Servicer for certain mortgage loans on behalf of various Master Servicers and other investors.  Appendix A and Appendix A-1 list the transactions included in the servicing platform covered by this report.  Appendix A is the list of transactions prepared in connection with Cohen Financial’s February 27, 2019 Report on Assertion of Compliance with Applicable Securities and Exchange Commission’s Regulation AB Servicing Criteria (the “Original Report”).  Appendix A-1, prepared in connection with this August 23, 2019 update to the Original Report, is the same list of transactions included on Appendix A, with additional identifying information and a list of performing loans for which Cohen Financial is named as special servicer.

Management of Cohen Financial is responsible for assessing compliance with the  applicable servicing criteria set forth in Item 1122(d) of the Securities and Exchange Commission's Regulation AB for commercial mortgage backed security transactions for which it provides servicing on behalf of the Master Servicer and  other investors (the "Services"), except for the criteria set forth  in Sections  1122(d)( l)(iii), 1l 22(d)(3)(i)(C) and 1122(d)(3)(i)(D), ("Applicable Servicing Criteria") which Cohen Financial has determined are not applicable to the servicing activities performed by it with respect to the Services, as of and for the year ended December 31, 2018 ("Reporting Period").  Although Cohen Financial is responsible for assessing compliance with Section 1122(d)(4)(ii) of Regulation AB, there were no servicing activities performed by Cohen Financial during the year ended December 31, 2018 that required this servicing criteria to be complied with.

Management of Cohen Financial has assessed its compliance with the Applicable Servicing Criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission with respect to the Services as of and for the year ended December 3 1, 2018.

Based on such assessment, management believes that as of and for the year ended December 31, 2018, Cohen Financial has complied in all material respects with the Applicable Servicing Criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission relating to the Services.

Cohen Financial has engaged a vendor to perform the activities required by servicing criteria 1122(d)(4)(xi).  Cohen Financial has determined that this vendor is not considered a “servicer” as defined in Item 1101(j) of Regulation AB, and Cohen Financial has elected to take responsibility for assessing compliance with the applicable servicing criteria applicable to the vendor as permitted by Regulation AB Compliance and Disclosure Interpretations of the Division of Corporation Finance, Section 200.06, “Vendors Engaged by Servicers” C&DI 200.06.  As permitted by C&DI 200.06, Cohen Financial has asserted that it has policies and procedures in place designed to provide reasonable assurance that the vendors’ activities comply in all material respects with servicing criteria applicable to the vendor.  Cohen Financial is solely responsible for determining that it meets the SEC requirements to apply C&DI 200.06 for the vendor and related criteria.

Ernst & Young LLP, a registered public accounting firm, has issued an attestation report with respect to the management's assertion of compliance with the Applicable Servicing Criteria as of and for the year ended December 31, 2018.

/s/ Eric Rosen

Eric Rosen

Head of Investor Services Operations

Cohen Financial, a Division of SunTrust Bank

/s/ Vance Patterson

Vance Patterson

Senior Vice President

Cohen Financial, a Division of SunTrust Bank

4601 College Boulevard, Suite 300 | Leawood, Kansas 66211

866.315.6212 Office | 866 315 6202 Fax                                                                                                                                                                                 www.cohenfinancial.com

APPENDIX A

COHEN FINANCIAL

REGULATION AB LOAN LIST

Servicer Ln ID
330150137
330150147
330150153
330150164
330150165
330150167
330150169
330150170
330150171
330150173
330150182
330150186
330150188
330150193
330150194
330150200
330150207
330150210
330150223
330150224
330150238
330150271
330150274
330150280
330150300
330150301
330150303
330150311
330150320
330150328
330150329
330150413
330150476
330150486
330150537
330150852
330151200
330151251
330151265
330151266
330151495
330151496
330151520
330151529
330151532
330151536
330151539
330151548
330151558
330151560
330151567
330151587
330151598
330151611
330151612
330151615
330151681
330151683
330151687
330151694
330151698
330151699
330151756
330151801
330151810
330151816
330151818
330151876
330152146
330152157
330152313
330152318
330152338
330152601
330152612
330152638
330152639
330153170
330153307
330153985
330153986
330154067
330154806
330155795
330156306
330156307
330158686
330158687
330158688
330159267
330159268
330159503
330159552
330159961
330160448
330160449
330160450
330160830
330160905
330160907
330161118
330161223
330161450
330161514
330161587
330161795
330162026
330162029
330162232
330162234
330162235
330162290
330162460
330162968
330163126
330163174
330163192
330163193
330163530
330163658
330163701
330163703
330163772
330163917
330163922
330163975
330164037
330164254
330164493
330164622
330164704
330164892
330165068
330165234
330165378
330165499
330165603
330165862
330166499
330400813
330400825
330450000
330450007
330450014
330450016
330450018
330450020
330450021
330450024
330450027
330450030
330450416
330450424
330450435
330450457
330450493
330450496
330450498
330450582
330450583
330450584
330450592
330450593
330450635
330450636
330450637
330450639
330450640
330450641
330450659
330450661
330450662
330450671
330450673
330450674
330450681
330450682
330450689
330450690
330450697
330450700
330450702
330450708
330450709
330450710
330450711
330450712
330450713
330450714
330450715
330450716
330450717
330455000
330455004
330455011
330455012
330455016
330455017
330455018
330455024
330455026
330455027
330455036
330455043
330455055
330455067
330455082
330455090
330455096
330455117
330455126
330455140
330455142
330455146
330455147
330455160
330455161
330455170
330455171
330455172
330455173
330455174
330455175
330455176
330455185
330455186
330455189
330455203
330455213
330455215
330455216
330455217
330455218
330455219
330455221
330455222
330455223
330455224
330455225
330455226
330455230
330455234
330455235
330455236
330455249
330455250
330455259
330455264
330455272
330455274
330455275
330455290
330455292
330455293
330455294
330455297
330455299
330455303
330455304
330455307
330455308
330455312
330455314
330455316
330455333
330455334
330455341
330455350
330455358
330900124
330900143
330900197
330900204
330900220

APPENDIX A-1*
COHEN FINANCIAL
REGULATION AB LOAN LIST

*Appendix A and Appendix A-1 describe the same list of transactions.

Loans Serviced in 2018
Transaction Name	Servicer Ln ID
AREIT 2018-CRE1 TRUST
330158686
330158687
330158688
330159503
330159961
330160449
330160450
330160905
330160907
330161118
330161450
330161587
330161795
330162029
330162232
330162234
330162235
330162460
330163772

AREIT 2018-CRE2 TRUST
330163126
330163174
330163193
330163530
330163658
330163701
330163917
330163922
330163975
330164037
330164254
330164493
330164622
330164704
330164892
330165068
330165234
330165378
330165603
330165862
330166499

SG CRE 2018-FLI CLO
330400813
330400825

IMPAC SECURED ASSETS 2006-1
330150137
330150147
330150153
330150207
330150476
330150486
330151265
330151598
330151615
330151683
330152318

IMPAC SECURED ASSETS 2006-2
330150164
330150165
330150167
330150169
330150170
330150171
330150173
330150210
330150271
330150300
330150301
330151495
330151532
330151536
330151687
330151756
330151801
330151876
330152146
330153985
330153986
330155795
330159267
330159268
330165499

IMPAC SECURED ASSETS 2006-5
330150182
330150186
330150188
330150193
330150200
330150223
330150224
330150238
330150303
330150413
330150537
330150852
330151200
330151251
330151266
330151496
330151529
330151539
330151558
330151587
330151611
330151612
330151694
330152157
330152313
330152601
330154806
330159552
330160448
330160830
330161514
330162026
330162290

IMPAC SECURED ASSETS 2007-2
330150194
330150274
330150280
330150311
330150320
330150328
330150329
330151520
330151548
330151560
330151698
330151699
330151810
330151816
330151818
330153170
330161223
330162968
330163192
330163703

MSBAM 2012-C5
330151567

COMM 2014-CCRE19 MORTGAGE TRUST
330152338

COMM 2014-CCRE21
330153307

GSMS 2016-GS2
330156306
330156307

MSBAM 2013-C7
330151681

GLOBAL INVESTMENT HOLDING CO. LTD.
330900124

STAR REAL ASSET PRIVATE TRUST 2 - NONGHYUP
330900143

DSA-HYUNDAI STAR PRIVATE REAL ESTATE TRUST 4
330900197

DSA-HYUNDAI STAR PRIVATE REAL ESTATE TRUST 5
330900204

DSA-HYUNDAI STAR PRIVATE REAL ESTATE TRUST 7
330900220

PLATFORM DEBT TX-I LLC
330455017

FMPRE 2017-KT02
330455213

FREDDIE - PROGRAM PLUS BONDS #157182
330450000

FREDDIE - TAH #161828
330450711
330450714
330450717
330455067
330455096
330455189
330455221
330455223
330455230
330455234
330455272
330455290
330455293
330455294
330455297
330455314

FREDDIE PROGRAM PLUS #108094
330450007
330450014
330450016
330455316
330455333
330455334
330455341
330455350
330455358

FREMF 2011-K16
330450024

FREMF 2014-K40
330450435

FREMF 2014-K503
330450416

FREMF 2015-K42
330450457

FREMF 2015-K44	330450493

FREMF 2015-KF10	330450027

FREMF 2015-KJ02	330450020
330450021

FREMF 2016-K55	330450582
330450583
330450584
330450639
330450641

FREMF 2016-K56	330450659
330450671
330450673

FREMF 2016-K57	330450682
330450689

FREMF 2016-K58	330450674

FREMF 2016-K59	330455026

FREMF 2016-KF17	330450592
330450593
330450635
330450661

FREMF 2016-KF19	330450662

FREMF 2016-KF22	330455004

FREMF 2016-KF23	330450681
330450697
330450702
330455011

FREMF 2016-KF25	330450708
330450709
330450710
330450712
330450713
330450715
330455018

FREMF 2016-KX02	330450030
330450424
330450496
330450636
330450637

FREMF 2017-K63	330455043
330455055

FREMF 2017-K64	330450640
330455027
330455082

FREMF 2017-K65	330455090

FREMF 2017-K67	330450700

FREMF 2017-K70	330455172
330455173
330455174
330455175
330455186

FREMF 2017-K71	330455170
330455171
330455176
330455185

FREMF 2017-K724	330450690
330455016

FREMF 2017-K728	330455147
330455160

FREMF 2017-KF35	330450716
330455036

FREMF 2017-KF36	330455146
330455161

FREMF 2017-KW03	330455140

FREMF 2018-K1508	330455308

FREMF 2018-K1509	330455312

FREMF 2018-K72	330455203

FREMF 2018-K76	330455235

FREMF 2018-K78	330455264

FREMF 2018-K80	330455274
330455275

FREMF 2018-K81	330455126
330455292

FREMF 2018-K82	330455299

FREMF 2018-KF43	330455222
330455224
330455225
330455226

FREMF 2018-KF44	330455215
330455216
330455218
330455219
330455236

FREMF 2018-KF46	330455217
330455250

FREMF 2018-KF47	330455142

FREMF 2018-KF49	330455259

FREMF 2018-KF53	330455249
330455303

FREMF 2018-KF54	330455304
330455307

FREMF 2018-KP05	330450018

FREMF 2018-KW06	330455117

FREMF 2018-KX03	330450498
330455024

FRETE 2017-ML01	330455000
330455012

JPMBB 2014-C25	330152612

MSBAM 2014-C18	330152638
330152639

MSBAM 2015-C22	330154067

Loans for which Cohen Finanical is named as special servicer but special servicing was not triggered in 2018, so no servicing activity was performed by Cohen Financial in 2018.

GS Mortgage Securities Corporation Trust 2017-STAY
Commercial Mortgage Pass-Through Certificates, Series 2017-STAY

CSMC Trust 2017-CALI
Commercial Mortgage Pass-Through Certificates, Series 2017-CALI

Worldwide Plaza Trust 2017-WWP
Commercial Mortgage Pass-Through Certificates, Series 2017-WWP

Commercial Mortgage Pass-Through Certificates
Series 2014-GSFL

Del Amo Fashion Center Trust 2017-AMO,
Commercial Mortgage Pass-Through Certificates, Series 2017-AMO

Citigroup Commercial Mortgage Trust 2017-1500,
Commercial Mortgage Pass-Through Certificates, Series 2017-1500

CFCRE Trust 2018-TAN
Commercial Pass-Through Certificates, Series 2018-TAN

J.P. Morgan Chase Commercial Mortgage Securities Trust 2018-PTC,
Commercial Mortgage Pass-Through Certificates, Series 2018-PTC

J.P. Morgan Chase Commercial Mortgage Securities Trust 2018-BCON
Commercial Mortgage Pass-Through Certificates, Series 2018-BCON